Revolving Line of Credit and Note Payable	12 Months Ended
Dec. 31, 2019
Line of Credit Facility [Abstract]
REVOLVING LINE OF CREDIT AND NOTE PAYABLE

9. REVOLVING LINE OF CREDIT AND NOTE PAYABLE

Revolving Line of Credit

In 2017, the Company issued a promissory note (the "CNB Note") to City National Bank of Florida ("CNB") in the principal amount of $2,000,000, with a maturity date of August 2, 2018. In 2018, the maturity date of the CNB Note was extended to August 2, 2019. On August 29, 2019, the maturity date of the CNB Note was extended to August 2, 2020. The August 2019 modification was evaluated and it was determined that it did not qualify as an extinguishment of debt. The CNB Note allows for a CNB line of credit with advances that may be requested by the Company until the maturity date of August 2, 2020 so long as no event of default exists under the CNB Note or certain other events.

The CNB Note bears an interest rate equal to the average of the interest rates per annum at which U.S. Dollars are offered in the London Interbank Borrowing Market ("LIBOR") for a 30-day period (the "Index") plus 2.9% over the Index. The Company will pay to CNB a late charge of 5.0% of any monthly payment not received by CNB within 10 calendar days after its due date. The Company may prepay the CNB Note at any time without penalty. In the event of a default, the interest rate will increase to the highest lawful rate. As of December 31, 2019, the interest rate on the CNB Note is 4.6% per annum.

Under the terms of the CNB Note, the Company is obligated to maintain its primary operating account with CNB with a minimum average annual balance of $1,600,000. In the event the Company does not maintain this account balance, CNB may charge the Company a fee equal to 2% of the deficiency as additional interest under the CNB Note. Management believes that it was in compliance at all times during the year with this covenant and was never charged the 2% deficiency fee. The CNB Note is personally guaranteed by the Company's former Chief Executive Officer, Mr. Jay H. Nussbaum and his estate ("Guarantors"). The Company and the Guarantors are obligated to maintain aggregate unencumbered liquidity of no less than $6,000,000 in accounts with recognized financial institutions or licensed brokerage firms during the term of the CNB Note. Management believes that it was in compliance at all times during the year with this covenant. In addition, the CNB Note is secured by all of the Company's accounts, inventory and equipment, along with an assignment of a $120,000 bank account the Company maintains at CNB. The Company maintained the $120,000 bank account as of December 31, 2019. As of December 31, 2019, $2,000,000 had been drawn against the CNB line of credit.

See Note 20 – Subsequent Events for details regarding the payoff of the CNB Note.

Indemnification Agreement

On August 3, 2017, the Company entered into an Indemnification Agreement with Mr. Nussbaum in order to indemnify and defend him to the fullest extent permitted by law for any claim, expense or obligation which might arise as a result of his guarantee of the CNB Note.